Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated May 2, 2017 (the “Agreement”), is entered into by and among Netflix, Inc., a Delaware corporation (the “Company”), the Guarantors from time to time party hereto (the “Guarantors”) and Morgan Stanley & Co. International plc (“Morgan Stanley”), on behalf of itself and as representative of the several Initial Purchasers listed on Schedule 1 hereto (the “Initial Purchasers”).

The Company and the Initial Purchasers are parties to the Purchase Agreement, dated April 26, 2017 (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchasers of €1,300,000,000 aggregate principal amount of the Company’s 3.625% Senior Notes due 2027 (the “Securities”). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.    Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a) hereof.

“Exchange Offer” shall mean the exchange offer by the Company and any Guarantor of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior notes issued by the Company and guaranteed by the Guarantors, if any, under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the sale of the Securities or the Exchange Securities.

“Freely Transferable” shall mean, with respect to any Security, the time at which (i) such Security may be sold to the public pursuant to Rule 144 under the 1933 Act by a person that is not, and has not been during the preceding three months, an “affiliate” (as defined in Rule 144 under the 1933 Act) of the Company without regard to any of the conditions specified therein (other than the holding period requirement in paragraph (d) of Rule 144 so long as such holding period requirement is satisfied at such time of determination) and (ii) either (A) such Security does not bear any restrictive legends relating to the 1933 Act or (B) the Holder of such Security, upon presentation of adequate proof of non-affiliate status and the other certifications required by the Indenture, would be permitted by the Indenture and applicable law to have such legend removed.

“Guarantor” shall mean any subsidiary of the Company that provides a guarantee under the Indenture after the date of this Agreement and shall also include such subsidiary’s successors.

“Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holders” shall include Participating Broker-Dealers.

“Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

“Indenture” shall mean the Indenture relating to the Securities dated as of May 2, 2017 among the Company, the Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as trustee, and as the same may be amended or supplemented from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xiii) hereof.

“Issue Date” shall mean May 2, 2017.

“Issuer Information” shall have the meaning set forth in Section 5(a) hereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchases or subsequent holders of Registrable Securities if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Company shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable

Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Morgan Stanley” shall have the meaning set forth in the preamble.

“Notice and Questionnaire” shall mean a notice of registration statement and selling security holder questionnaire distributed to a Holder by the Company upon receipt of a Shelf Request from such Holder.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Participating Holder” shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 2(b) hereof.

“Paying Agent” shall mean the paying agent with respect to the Securities under the Indenture.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities on the earliest of (i) when a Registration Statement with respect to such Securities has become effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) the date that is two years from the Issue Date, (iii) when such Securities cease to be outstanding or (iv) when such Securities have become Freely Transferable.

“Registrar” shall mean the registrar with respect to the Securities under the Indenture.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company or any Guarantor with this Agreement, including without limitation: (i) all SEC, applicable U.S. and non-U.S. stock exchanges or Financial Industry Regulatory Authority, Inc. listing, registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for any Underwriters or Holders (which counsel shall be selected by the Underwriters, if any, or by the Majority Holders if there are no Underwriters) in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel as may be agreed by the Company and the Trustee, (vii) the fees and disbursements of counsel for the Company and any Guarantor and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Participating Holders (which counsel shall be selected by the Participating Holders holding a majority of the aggregate principal amount of Registrable Securities held by such Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent registered public accountants of the Company and any Guarantor, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Company and any Guarantor that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Restricted Holder” shall have the meaning set forth in Section 2(a).

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Additional Interest Date” shall have the meaning set forth in Section 2(d) hereof.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and any Guarantor that covers all or a portion of the Registrable Securities (but no other securities unless approved by a majority in aggregate principal amount of the Securities held by the Participating Holders) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

“Staff” shall mean the staff of the SEC.

“Target Registration Date” shall have the meaning set forth in Section 2(d) hereof.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2.    Registration Under the Securities Act.

(a)    If any Registrable Securities are outstanding as of the 380th calendar day following the Issue Date, to the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Company and any Guarantor shall use their commercially reasonable efforts to (i) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities, (ii) have such Registration Statement to be declared effective and (iii) cause the Exchange Offer to be consummated on or prior to the 451st calendar day following the Issue Date. The Exchange Offer will be deemed to have been consummated upon the delivery by the Company to the Registrar of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Registrable Securities that were validly tendered (and not withdrawn) by Holders (other than Restricted Holders) thereof pursuant to and prior to the expiration of the Exchange Offer.

The Company and any Guarantor shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i)    that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii)    the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the “Exchange Dates”);

(iii)    that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement, except as otherwise specified herein;

(iv)    that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address and in the manner specified in the notice, or (B) effect such exchange otherwise in compliance with the applicable procedures of the depositary for such Registrable Security, in each case prior to the close of business on the last Exchange Date; and

(v)    that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by (A) sending to the institution and at the address specified in the notice, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged or (B) effecting such withdrawal in compliance with the applicable procedures of the depositary for the Registrable Securities.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and any Guarantor that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities, (iii) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company or any Guarantor, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities and not directly from the Company, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities (any Holder that does not satisfy each of the foregoing clauses (i) through (iv), a “Restricted Holder”).

As soon as practicable after the last Exchange Date, the Company and any Guarantor shall:

(i)    accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii)    deliver, or cause to be delivered, to the Trustee or the Registrar for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities tendered by such Holder.

The Company and any Guarantor shall use their reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

(b)    If any Registrable Securities are outstanding as of the 380th calendar day following the Issue Date and (i) the Company and any Guarantor determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or the Exchange Offer may not be consummated as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed by July 17, 2018 or (iii) upon receipt of a written request (a “Shelf Request”) from any Initial Purchaser representing that it holds Registrable Securities that are or were ineligible to be exchanged in the Exchange Offer, the Company and any Guarantor shall use their commercially reasonable efforts to cause to be filed as promptly as reasonably practicable but, in any event, on or prior to the 30th calendar day after such determination, date or Shelf Request, as the case may be but in no event prior to the 451st calendar day following the Issue Date, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement become effective; provided that no Holder will be entitled to have any Registrable Securities included in any Shelf Registration Statement, or entitled to use the prospectus forming a part of such Shelf Registration Statement, until such Holder shall have delivered a completed and signed Notice and Questionnaire and provided such other information regarding such Holder to the Company as is contemplated by Section 3(b) hereof.

In the event that the Company and any Guarantor are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Company and any Guarantor shall use their commercially reasonable efforts to file and have become effective both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after consummation of the Exchange Offer.

Subject to Section 3(b)(ii), the Company and any Guarantor agree to use their commercially reasonable efforts to (i) cause the Shelf Registration Statement to be declared effective on or prior to the 40th calendar day after the filing thereof and (ii) keep the Shelf Registration Statement continuously effective until the second anniversary of the Issue Date or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement (i) have been sold pursuant to the Shelf Registration Statement or (ii) cease to be Registrable Securities without the need to be sold pursuant to the Shelf Registration Statement (the “Shelf Effectiveness Period”). The Company and any Guarantor further agree to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their reasonable efforts to cause any such amendment to become effective, if required, and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable. The Company and any Guarantor agree to furnish to the Participating Holders copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c)    The Company and any Guarantor shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

(d)    An Exchange Offer Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC. A Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

In the event that either the Exchange Offer is not consummated or the Shelf Registration Statement, if required pursuant to Section 2(b) hereof, does not become effective on or prior to the applicable date specified in Section 2(b) hereof (the “Target Registration Date”), the Company will, in addition to interest payable on the Securities, pay additional interest on the Registrable Securities (“Shelf Additional Interest”), at a rate equal to 0.25% per annum for the first 90 day period following the Target Registration Date, which Shelf Additional Interest shall increase by an additional 0.25% per annum with respect to each subsequent 90 day period, up to a maximum of 1.00% per annum, until the earliest of the Exchange Offer being consummated or the Shelf Registration Statement, if required hereby, becoming effective, the Securities ceasing to be Registrable Securities and November 30, 2018.

If the Shelf Registration Statement, if required hereby, has become effective and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable, in each case whether or not permitted by this Agreement, at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 45 days (whether or not consecutive) in any 12-month period (any event under this paragraph or clauses (i) or (ii) of the immediately preceding paragraph, a “Registration Default”), then the Registrable Securities will accrue Shelf Additional Interest at a rate equal to 0.25% per annum commencing on the 46th day in such 12-month period for the first 90 day period following such date, which Shelf Additional Interest shall increase by an additional 0.25% per annum with respect to each subsequent 90 day period, up to a maximum of 1.00% per annum and ending on such date that the Shelf Registration Statement has again become effective or the Prospectus again becomes usable.

If at any time more than one Registration Default has occurred and is continuing, then, until the next date that there is no Registration Default, the increase in interest rate provided for by the preceding paragraphs shall apply as if there occurred a single Registration Default that begins on the date that the earliest such Registration Default occurred and ends on such next date that there is no Registration Default.

(e)    Without limiting the remedies available to the Initial Purchasers and the Holders, the Company and any Guarantor acknowledge that any failure by the Company or any Guarantor to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company’s and any Guarantor’s obligations under Section 2(a) and Section 2(b) hereof.

(f)    The Company represents, warrants and covenants that it (including its agents and representatives) will not prepare, make, use, authorize, approve or refer to any Free Writing Prospectus.

3.    Registration Procedures.

(a)    In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and any Guarantor shall as expeditiously as possible:

(i)    use their commercially reasonable efforts to prepare and file with the SEC a Registration Statement in accordance with Section 2 on the appropriate form under the Securities Act, which form (x) shall be selected by the Company and any Guarantor, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii)    use their commercially reasonable efforts to prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement and file with the SEC any other required document as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(iii)    in the case of a Shelf Registration, furnish to each Participating Holder, to counsel for the Initial Purchasers, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus or preliminary prospectus, and any amendment or supplement thereto, as such Holder, counsel or Underwriter may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and the Company and any Guarantor consent to the use of such Prospectus, preliminary prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Participating Holders and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary prospectus or any amendment or supplement thereto in accordance with applicable law;

(iv)    use their commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions of the United States of America or Canada as any Participating Holder shall reasonably request in writing prior to the time the applicable Registration Statement becomes effective; cooperate with such Holders in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc.; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Participating Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that neither the Company nor any Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

(v)    in the case of a Shelf Registration, notify the Initial Purchasers and each Participating Holder promptly (1) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective and when any amendment or supplement to a Prospectus has been filed (in each case other than for the purpose of naming a Participating Holder as a selling security holder therein), (2) of any request (but not the nature or details regarding such request) by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the SEC to the use of a Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) if the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event (but not the nature or details concerning such event) during the period a Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (6) of any determination by the Company or any Guarantor that a post-effective amendment (other than for the purpose of naming a Participating Holder as a selling security holder therein) to a Registration Statement or any amendment or supplement to the Prospectus would be appropriate;

(vi)    use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2) under the Securities Act, including by filing an amendment to such Shelf Registration Statement on the proper form, at the earliest possible moment and provide immediate notice to each Holder or Participating Holder of the withdrawal of any such order or such resolution;

(vii)    in the case of a Shelf Registration, furnish to each Participating Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(viii)    in the case of a Shelf Registration, cooperate with the Participating Holders to facilitate the timely preparation and delivery of certificates (unless such Registrable Securities are in book-entry form only) representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

(ix)    upon the occurrence of any event contemplated by Section 3(a)(v)(5) hereof, use their commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to the applicable Exchange Offer Registration Statement or Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantors shall notify the Participating Holders (in the case of a Shelf Registration Statement) and the Initial Purchasers and any Participating Broker-Dealers known to the Company (in the case of an Exchange Offer Registration Statement) to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Participating Holders, such Participating Broker-Dealers and the Initial Purchasers, as applicable, hereby agree to suspend use of the Prospectus until the Company and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission;

(x)    a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or of any document that is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, to the Participating Holders and their counsel) and make such of the representatives of the Company and any Guarantor as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Participating Holders or their counsel) available for discussion of such document; and the Company and any Guarantor shall not, at any time after initial filing of a Registration Statement, use or file any Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus, or any document that is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities or their counsel) shall object; provided that the immediately foregoing sentence shall not prohibit the Company from making any filing that is, in the opinion of counsel to the Company, necessary to comply with applicable law;

(xi)    obtain ISIN numbers and/or Common Codes for all Exchange Securities or Registrable Securities, as the case may be, not later than the initial effective date of a Registration Statement;

(xii)    cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiii)    in the case of a Shelf Registration, make available for inspection by a representative of the Participating Holders (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by a majority in aggregate principal amount of the Securities held by the Participating Holders and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and its subsidiaries, and use its reasonable efforts to cause the respective officers, directors and employees of the Company and any Guarantor to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement, in each case as is reasonable and customary for “due diligence” examinations of issuers of similar size and business as the Company; provided that such Persons shall first agree with the Company that any information that is designated by the Company as confidential at the time of delivery shall be kept confidential by such Persons and shall be used solely for the purposes of exercising rights under this Agreement and satisfying “due diligence” obligations under the Securities Act and such Persons shall not engage in trading any securities of the Company until any material non-public information becomes properly publicly available; provided that such Person may disclose such confidential information to the extent (v) disclosure of such information is required by court or administrative order or is requested by regulatory authorities, (w) disclosure of such information is required by law, including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Shelf Registration Statement or the use of any Prospectus or Prospectus Supplement referred to in this Agreement, upon a customary opinion of counsel for such Persons delivered and reasonably satisfactory to the Company, (x) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such Person, (y) such information becomes available to any such Person or a source other than the Company and such source is not known by such Person to be bound by a confidentiality obligation to the Company or (z) such information is necessary to establish a due diligence defense; provided, further, that with respect to any counsel engaged by the Majority Holders, the foregoing inspection and information gathering shall be coordinated by one counsel designated by the Majority Holders;

(xiv)    if reasonably requested by any Participating Holder, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be so included in such filing;

(xv)    in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Participating Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and any Guarantor (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Participating Holders and such Underwriters and their respective counsel) addressed to each Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) obtain “comfort” letters from the independent registered public accountants of the Company and any Guarantor (and, if necessary, any other registered public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Participating Holder (to the extent permitted by applicable professional standards) and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, including but not limited to financial information contained in any preliminary prospectus or Prospectus and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and any Guarantor made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and

(xvi)    so long as any Registrable Securities remain outstanding, cause each Guarantor upon the creation or acquisition by the Company of such Guarantor, to execute a counterpart to this Agreement in the form attached hereto as Annex A and to deliver such counterpart, together with an opinion of counsel as to the enforceability thereof against such entity, to the Initial Purchasers no later than five Business Days following the execution thereof.

(b)    In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Securities to furnish to the Company a Notice and Questionnaire and such other information regarding such Holder and the intended method of distribution by such Holder of such Registrable Securities as the Company and any Guarantor may from time to time reasonably request in writing. Each Participating Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Participating Holder to the Company or of the occurrence of any event in either case as a result of which any Prospectus relating to the Shelf Registration Statement contains or would contain an untrue statement of a material fact regarding such Participating Holder or such Participating Holder’s intended method of disposition of Registrable Securities or omits to state any material fact regarding such Participating Holder or such Participating Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Participating Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing.

(c)    Each Participating Holder of Registrable Securities covered in such Shelf Registration Statement agrees that, upon receipt of any notice from the Company and any Guarantor of the happening of any event of the kind described in Section 3(a)(v)(2), 3(a)(v)(3), 3(a)(v)(4) or 3(a)(v)(5) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration

Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(ix) hereof and, if so directed by the Company and any Guarantor, such Holder will deliver to the Company and any Guarantor all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d)    Upon the occurrence or existence of any pending corporate development, public filings with the SEC or any other material event that, in the reasonable judgment of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, the Company shall give notice (without notice of the nature or details of such events) to the Holders of Registrable Securities that the availability of the Shelf Registration Statement is suspended and, upon actual receipt of any such notice, each Holder of Registrable Securities agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 3(a)(ix) hereof, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The period during which the availability of the Shelf Registration Statement and any Prospectus is suspended shall not exceed 45 days in any 12 month period. Each Holder shall keep confidential any communications received by it from the Company regarding the suspension of the use of the Prospectus, except as required by applicable law.

(e)    The Participating Holders who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering.

4.    Participation of Broker-Dealers in Exchange Offer.

(a)    The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Company and any Guarantor understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers (or, to the extent permitted by law, made available to purchasers) to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b)    In light of the above, and notwithstanding the other provisions of this Agreement, the Company and any Guarantor agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to Section 3(d) of this Agreement), in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Company and any Guarantor further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus (or, to the extent permitted by law, make available) during such period in connection with the resales contemplated by this Section 4.

(c)    The Initial Purchasers shall have no liability to the Company, any Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) above.

5.    Indemnification and Contribution.

(a)    The Company and any Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus used in violation of this Agreement or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or information relating to any Holder furnished to the Company in writing through Morgan Stanley or any selling Holder, respectively expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Company and any Guarantor, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement, any Prospectus, any Free Writing Prospectus or any Issuer Information.

(b)    Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, any Guarantor, the Initial Purchasers and the other selling Holders, the directors of the Company and any Guarantor, each officer of the Company and any Guarantor who signed the Registration Statement and each Person, if any, who controls the Company, any Guarantor, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement and any Prospectus.

(c)    If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by Morgan Stanley, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)    If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and any Guarantor from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and any Guarantor on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and any Guarantor on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and any Guarantor or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)    The Company, any Guarantor and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 5 are several and not joint.

(f)    The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g)    The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company or any Guarantor or the officers or directors of or any Person controlling the Company or any Guarantor, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6.    General.

(a)    No Inconsistent Agreements. The Company and any Guarantor represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that conflicts with the provisions hereof.

(b)    Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and any Guarantor have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

(c)    Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Company and any Guarantor, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company or any Guarantor with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e)    Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and any Guarantor, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f)    Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, email or other electronic transmission (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(g)    Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h)    Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

(j)    Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, any Guarantor and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NETFLIX, INC.

By:	/s/ David Hyman
	Name:	David Hyman
	Title:	General Counsel and Secretary

Confirmed and accepted as of the date first above written:

MORGAN STANLEY & CO. INTERNATIONAL PLC

For itself and on behalf of the

several Initial Purchasers

By	/s/ Alyssa Simon
Authorized Signatory

Schedule 1

Initial Purchasers

Morgan Stanley & Co. International plc

J.P. Morgan Securities plc

Goldman Sachs & Co. LLC (f/k/a Goldman, Sachs & Co.)

Deutsche Bank AG, London Branch

Allen & Company LLC

Annex A

Counterpart to Registration Rights Agreement

The undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor (as defined in the Registration Rights Agreement, dated as of May 2, 2017, by and among the Company, a Delaware corporation, the guarantors party thereto and Morgan Stanley & Co. International plc, on behalf of itself and the other Initial Purchasers) to be bound by the terms and provisions of such Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this counterpart as of [            ], 20[    ].

[NAME]

By:
Name:
Title: